Portfolio of Investments (unaudited)
As of July 31, 2025
abrdn Australia Equity Fund, Inc.

Shares	Description	Industry and Percentage of Net Assets	Value
COMMON STOCKS—105.4%
AUSTRALIA—91.0%
410,705	ALS Ltd.	Professional Services—3.4%	$ 4,774,641
266,023	ANZ Group Holdings Ltd.	Banks—3.7%	5,220,302
181,063	Aristocrat Leisure Ltd.	Hotels, Restaurants & Leisure—5.8%	8,107,436
451,858	BHP Group Ltd.	Metals & Mining—8.2%	11,411,770
13,833	Cochlear Ltd.	Health Care Equipment & Supplies—2.0%	2,824,048
157,103	Commonwealth Bank of Australia	Banks—12.7%	17,835,828
314,006	Goodman Group, REIT	Industrial REITs—5.0%	7,020,693
46,491	HUB24 Ltd.	Capital Markets—2.3%	3,155,584
890,201	Insurance Australia Group Ltd.	Insurance—3.6%	4,997,070
68,499	James Hardie Industries PLC, CDI(a)	Construction Materials—1.3%	1,797,923
40,118	JB Hi-Fi Ltd.	Specialty Retail—2.0%	2,857,284
31,560	Macquarie Group Ltd.	Capital Markets—3.1%	4,370,599
2,490,928	Mirvac Group, REIT	Diversified REITs—2.6%	3,573,957
313,224	National Australia Bank Ltd.	Banks—5.6%	7,773,168
356,672	Northern Star Resources Ltd.	Metals & Mining—2.5%	3,543,653
273,885	Origin Energy Ltd.	Electric Utilities—1.5%	2,048,060
25,485	Pro Medicus Ltd.	Health Care Technology—3.7%	5,233,461
59,268	Rio Tinto PLC	Metals & Mining—2.5%	3,529,966
65,252	SGH Ltd.	Trading Companies & Distributors—1.5%	2,134,218
1,884,390	Telstra Group Ltd.	Diversified Telecommunication Services—4.3%	6,005,703
403,096	Transurban Group	Transportation Infrastructure—2.6%	3,567,328
119,210	Wesfarmers Ltd.	Broadline Retail—4.7%	6,520,727
208,548	Westpac Banking Corp.	Banks—3.2%	4,502,578
16,680	WiseTech Global Ltd.	Software—0.9%	1,263,346
192,997	Woodside Energy Group Ltd.	Oil, Gas & Consumable Fuels—2.3%	3,265,968
	Total Australia		127,335,311
CANADA—0.5%
124,000	Capstone Copper Corp., CDI(a)	Metals & Mining—0.5%	668,304
NEW ZEALAND—3.5%
43,143	Xero Ltd.(a)	Software—3.5%	4,968,372
UNITED STATES—10.4%
47,153	CSL Ltd.	Biotechnology—5.8%	8,156,724
235,212	ResMed, Inc., CDI	Health Care Equipment & Supplies—4.6%	6,366,251
	Total United States		14,522,975
	Total Common Stocks		147,494,962
SHORT-TERM INVESTMENT—0.1%
UNITED STATES—0.1%
191,343	State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.25%(b)		191,343
	Total Short-Term Investment		191,343
	Total Investments—105.5% (cost $108,367,966)		147,686,305
	Liabilities in Excess of Other Assets—(5.5%)		(7,761,437)
	Net Assets—100.0%		$139,924,868

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of July 31, 2025.

CDI	Chess Depository Interest
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Portfolio of Investments.

Notes to Portfolio of Investments
July 31, 2025 (unaudited)

1.    Summary of Significant Accounting Policies
a.    Security Valuation:
The Fund values its securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Directors (the "Board") designated abrdn Asia as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Investment Manager may be classified as Level 2 or Level 3 depending on the nature of the inputs.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
2

Notes to Portfolio of Investments  (concluded)
July 31, 2025 (unaudited)

Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
3